SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest
event reported):  March 15, 2001
                  --------------

                        PAN-INTERNATIONAL HOLDINGS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its Charter)

Delaware                          000-28587                       65-0963621
--------------------------------------------------------------------------------
(State or other                  (Commission File              (IRS Employer
jurisdiction of Incorporation)       Number)              Identification Number)


1105 30th Ave., Suite 200, Gulfport, Mississippi                39501
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)

                         Registrant's telephone number,
                      including area code: (228) 868-6432
                                 --------------


                  (Former address if changed since last report)

ITEM  4.

CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

         Sewell and Company, PA audited the financial statements of Pan-International Holdings, Inc., a Delaware corporation (the "Company"), for the years ended October 31, 2000 and October 31, 1999. The Board of Directors of the Company determined that it would be in the best interests of the Company to engage a new auditor. Sewell and Company, PA (referred to hereinafter as the "Prior Auditor") was dismissed on March 15, 2001. Simultaneously the Company engaged Malone & Bailey, PLLC as the new independent auditor.

         During the Company's two most recent fiscal years and between November 1, 2000, through March 15, 2001, there were no disagreements between the Company and the Prior Auditor whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Company has authorized the Prior Auditor to respond fully to inquiries from Malone & Bailey, PLLC regarding the disclosure in this Form 8-K/A.

         The report of the Prior Auditor for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change principal accountants was recommended and approved by the Company's Board of Directors and made at its request.

         During the Company's two most recent fiscal years and between November 1, 2000, through March 15, 2001, the Prior Auditor has not advised the Company that any of the following exist or are applicable:

         (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist;

         (2) That information has come to its attention that has lead it to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management; or

         (3) That the Company needs to expand significantly the scope of its audit, or that information has come to its attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report).

         The Prior Auditor has provided a letter addressed to the Securities and Exchange Commission pursuant to Regulation S-B Item 304 as to whether the Prior Auditor agrees with the disclosure in this Form 8-K/A. This letter is being filed as Exhibit 16.1 hereto.

         Neither the Company nor anyone acting on its behalf consulted Malone & Bailey, PLLC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

         The Company has provided the disclosure in this Form 8-K/A to Malone & Bailey, PLLC and has given Malone & Bailey, PLLC an opportunity to provide a letter addressed to the Securities and Exchange Commission if desired.

ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS

         (a)      None

         (b)      None

         (c)      Exhibits

                  No. 16.1 Letter of Sewell and Company, PA regarding change in certifying accountant

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PAN-INTERNATIONAL HOLDINGS, INC.
                                                     (Registrant)

Date: March 27, 2001                        By:  /s/ Kent E. Lovelace, Jr.
                                                ---------------------------
                                            Kent E. Lovelace, Jr. , President

                                  EXHIBIT INDEX

Exhibit No.          Description

16.1            Letter from Sewell and Company, PA